UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.     ]

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WACCAMAW BANKSHARES, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

(910) 641-0044

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 17, 2003

NOTICE is hereby given that the Annual Meeting of Shareholders of Waccamaw Bankshares, Inc. (the “Company”) will be held as follows:

Place:	Waccamaw Bank and Corporate Center

110 North J.K. Powell Boulevard

Whiteville, North Carolina

Date:	Thursday, April 17, 2003

Time:	7:00 p.m.

The purposes of the meeting are:

1.    To elect four (4) members of the Board of Directors for three year terms and one (1) member of the Board of Directors for a two (2) year term.

2.    To ratify the appointment of Larrowe & Company P.L.C. as the Company’s independent public accountants for 2003.

3.    To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors

James G. Graham

President and Chief Executive Officer

March 1, 2003

WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

(910) 641-0044

PROXY STATEMENT

Mailing Date: On or about March 1, 2003

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 17, 2003

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Waccamaw Bankshares, Inc. (the “Company”) for the Annual Meeting of Shareholders of the Company to be held at the Waccamaw Bank and Corporate Center, 110 North J.K. Powell Boulevard, Whiteville, North Carolina, at 7:00 p.m. on April 17, 2003, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Crawford Monroe Enzor, III, Freda H. Gore, and David A. Godwin. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the five (5) nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Alan W. Thompson, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on February 20, 2003, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of (i) common stock, no par value per share, of which 5,000,000 shares are authorized and 1,528,110 shares were outstanding on December 31, 2002; and (ii) preferred stock, no par value per share, of which 1,000,000 shares are authorized and no shares were outstanding on December 31, 2002. There are approximately 1,992 holders of record of the Company’s common stock.

Voting Procedures; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

In the case of Proposal 1 below, the five (5) directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposals to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker nonvotes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Voting Securities

As of the December 31, 2002, no shareholder known to management owned more than 5% of the Company’s common stock.

As of the December 31, 2002, the beneficial ownership of the Company’s common stock, by directors individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)		PERCENT OF CLASS(2)
M.B. (“Bo”) Biggs Lumberton, NC	5,767		0.38

Dr. Maudie M. Davis Tabor City, NC	9,811		0.64

E. Autry Dawsey, Sr. Whiteville, NC	59,138	(3)	3.86

Crawford Monroe Enzor, III Cerro Gordo, NC	49,093	(4)	3.20

James G. Graham Whiteville, NC	44,414		2.84

James E. Hill, Jr. Whiteville, NC	14,633	(5)	0.95

Michael K. Jones Tabor City, NC	51,562	(6)	3.37

Alan W. Thompson Whiteville, NC	29,293	(7)	1.91

R. Dale Ward Whiteville, NC	31,452	(8)	2.06

J. Densil Worthington Chadbourn, NC	37,335	(9)	2.44

All Directors and Executive Officers as a group (13 persons)	342,077		21.37

(1)    Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Graham – 2,000 shares, Mr. Hill – 3,000 shares and Mr. Worthington – 8,400 shares.

(2)    The calculation of the percentage of class beneficially owned by each individual and the group is based, in each case, on the sum of (1) 1,528,110 outstanding shares of common stock, and (2) options to purchase common stock capable of being exercised by the individual or group within 60 days of December 31, 2002.

(3)    Includes 10,080 held by Mr. Dawsey as custodian for grandchildren.

(4)    Includes 28,544 shares held by members of Mr. Enzor’s immediate family.

(5)    Includes 144 shares held by Mr. Hill as custodian for his child.

(6)    Includes 3,792 shares held by Mr. Jones as custodian for minor children.

(7)    Includes 1,248 shares held by Mr. Thompson’s spouse.

(8)    Includes 264 shares held by Mr. Ward as custodian for his child.

(9)    Includes 3,950 shares held by Mr. Worthington as custodian for his child.

Reports of Changes in Beneficial Ownership

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. All such ownership reports have been filed and the ownership status of the Company’s common stock by its directors and executive officers is accurate and current.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its Board of Directors shall consist of between five (5) and sixteen (16) members, as determined by the Board of Directors or the shareholders, and, if more than nine (9), they shall be staggered into terms of one, two, and three years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at ten (10). Each nominated and incumbent director has served as a director of the Bank since 1997 and as a director of the Company since the Bank’s reorganization into a bank holding company on July 1, 2001 except Mr. Graham who was first elected as a director of Waccamaw Bank, the wholly owned subsidiary of the Company (the “Bank”) in 1999. The five (5) directors whose terms expire at the Annual Meeting have been renominated to terms of three and two years in order to even out the staggering of the director classes.

Name and Age	Position(s) Held	Director Since	Principal Occupation and Business Experience During Past 5 Years

Three Year Terms:

Dr. Maudie M. Davis (50)	Director	1997	Principal, South Columbus High School, Tabor City, NC.

James E. Hill, Jr. (56)	Director	1997	Attorney, Hill & High, L.L.P., Whiteville, NC; farming operations; Hill & High Real Estate; Walker – Hill Real Estate.

Michael K. Jones (53)	Director	1997

President, Jones Stores, Inc. (retail variety stores), Tabor City, NC; Owner Broadway Ventures, LLC (real estate); Managing Partner; Conway Shopping Center, LLC (real estate); Managing Partner, JONCAR, LLC (real estate); Managing Partner, JACJPJ, LLC (real estate); Partner, Crown Investments, LLC (real estate).

Alan W. Thompson (39)	Director	1997

President, Thompson, Price, Scott, Adams & Co., P.A. (certified public accountants), Whiteville, NC; President, Medical Billing Organization, Inc. (medical billing company), Whiteville, NC; President, Medical Service Organization, Inc. (medical billing company), Whiteville, NC; Manager, AT Consulting Services, LLC (financial services), Whiteville, NC; Manager, TSA Rentals, LLC (Rental Real Estate), Whiteville, NC.

Two Year Term:

J. Densil Worthington (48)	Director	1997	President, Worthington Funeral Home, Inc., Chadbourn, NC.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

Incumbent Directors

The Company’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table:

Name and Age	Director Since	Term Expires	Principal Occupation and Business Experience During Past 5 Years
M. B. (“Bo”) Biggs (47)	1997	2005

Certified Public Accountant; Chief Financial Officer, Comptroller/Secretary-Treasurer, K.M. Biggs, Inc. (farming and commercial real estate management), Lumberton, NC; Director, Biggs Park, Inc. (shopping center), Lumberton, NC.

Name and Age	Director Since	Term Expires	Principal Occupation and Business Experience During Past 5 Years

E. Autry Dawsey, Sr. (66)	1997	2004

President and Chief Executive Officer, Premiere Management Company, Inc. (management company for the following enterprises); President, K.A.R. Enterprises, Inc. (motel); President, B&D Enterprises (real estate); President, Dawsey Investment Co., Inc. (fast food); President, Premiere Construction, Inc. (construction company); Managing Partner, Premiere Enterprises of Whiteville, LLC (real estate); President, Premiere Hospitality Group, Inc. (motel); Managing Partner, Dawcut Hospitality, LLC (hotel); President, Lake Waccamaw Convalescent Center, Inc. (nursing home); President, 701 Associates (real estate); President, Premiere Point (housing development); D&H Foods (“Sonic” fast food restaurant).

James G. Graham (52)	1999	2005

President and Chief Executive Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 1999-Present; President and Chief Executive Officer, Miners and Merchants Bank & Trust Co. and its holding company, Commonwealth Community Bancorp, Grundy, VA, 1984-1998.

Crawford Monroe Enzor, III (38)	1997	2004	Owner, Monroe Enzor, III Farms, Cerro Gordo, NC; President, Enzor Farms, Inc., Fair Bluff, NC.

R. Dale Ward (50)	1997	2004	President, J.D. Wright Roofing Co., Inc., Tabor City, NC; Columbus County, NC, School Board, since 1994, including three years as chairman; Partner, Crown Investments, LLC (Real Estate).

Director Relationships

No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company held four (4) meetings of its Board in 2002. Except for Dr. Davis, each director attended 75% or more of the aggregate number of meetings of the Board and any committees on which he or she served. Dr. Davis’ absences were due to scheduling conflicts of meetings with her job as principal of South Columbus High School.

The Company’s Board has several standing committees, including an Executive Committee and an Audit Committee.

Executive Committee.    The functions of the Nominating & Compensation Committee are performed by the Executive Committee whose membership consists of Messrs. Dawsey, Enzor, Graham, Hill, Jones, and Thompson. The Executive Committee reviews and approves all salaries and benefits of Company personnel and nominates individuals for positions on the Board of Directors. The Executive Committee met thirteen (13) times during 2002.

Audit Committee.    The members of the Audit Committee are Messrs. Biggs, Jones, Thompson, and Worthington. The Audit Committee met six (6) times during 2002.

Report of the Audit Committee

The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s internal audit program. The Audit Committee assesses the performance and independence of Company’s independent auditors and recommends their appointment and retention for ratification by shareholders.

During the course of its examination of the Company’s audit process in 2002, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Larrowe & Company, P.L.C., all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Larrowe & Company, P.L.C. disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Larrowe & Company, P.L.C. their independence.

Based on the review and discussions above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Larrowe & Company, P.L.C. as auditors for 2003.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis.

The Audit Committee members are “independent” as defined by the Nasdaq listing standards. The Company’s common stock is not traded on any exchange as of February 20, 2003.

The Audit Committee has considered whether the principal accountant’s provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Larrowe & Company, P.L.C. The Audit Committee has determined that it is compatible with maintaining the independence of Larrowe & Company, P.L.C.

This report is submitted by the Audit Committee:

M. B. “Bo” Briggs

Michael K. Jones

Alan W. Thompson

J. Densil Worthington

Director Compensation

Board Fees.    During 2002, all directors were paid $350 for each Board meeting attended. The Chairman of the Board received $750 for each Board meeting chaired. Mr. Graham did not receive any compensation for attending committee meetings.

1998 Nonstatutory Stock Option Plan.    The shareholders previously approved the 1998 Nonqualified Stock Option Plan (the “Nonqualified Option Plan”) pursuant to which options are available for issuance to members of the Company’s Board of Directors and the Board of any subsidiary of the Company. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Nonqualified Option Plan was adopted by the Company and options under such plan are now options of the Company. No options were granted in 2002 under the Nonqualified Option Plan.

Executive Officers

Set forth below is certain information regarding the Company’s Executive Officers.

NAME	AGE	POSITION WITH COMPANY	BUSINESS EXPERIENCE

James G. Graham	52	Director, President & Chief Executive Officer

President and Chief Executive Officer, Waccamaw Bankshares, Inc., Whiteville, NC, 2001-Present and Waccamaw Bank, Whiteville, NC, 1999-Present; President and Chief Executive Officer, Miners and Merchants Bank & Trust Co. and its holding company, Commonwealth Community Bancorp, Grundy, VA, 1984-1998.

Freda H. Gore	41	Vice President and Chief Operating Officer of Waccamaw Bank	Vice President and Chief Operating Officer of Waccamaw Bank, Whiteville, NC, 1997-Present.

David A. Godwin	46	Vice President and Chief Financial Officer of Waccamaw Bank

Vice President and Chief Financial Officer of Waccamaw Bank, Whiteville, NC, 2001-Present; prior to that, Comptroller, Four Seasons Screen Printing Co., Conway, SC, February 2001-July 2001; prior to that Chief Financial Officer/Comptroller, Jones Stores, Inc., Tabor City, NC, 1995-2001 (retail variety stores).

NAME	AGE	POSITION WITH COMPANY	BUSINESS EXPERIENCE
Timothy J. Reilly	57	Vice President and Chief Lending Officer of Waccamaw Bank	Vice President and Chief Lending Officer of Waccamaw Bank, Whiteville, NC, 2001-Present; prior to that Senior Vice President and Charlotte Area Executive for Lincoln Bank, Charlotte, NC, 1993-2001.

Executive Compensation

The following table shows the cash and certain other compensation paid to or received or deferred by James G. Graham for services rendered in all capacities during fiscal year 2002. No other current executive officer of the Company received compensation for 2002 which exceeded $100,000.

SUMMARY COMPENSATION TABLE

Annual Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)(1)
James G. Graham, President and Chief Executive Officer	2002 2001 2000	130,000 111,000 106,000	12,500 7,000 6,000	5,201 -0- 3,293

(1)    In addition to compensation paid in cash, the Company’s executive officers receive certain personal benefits. However, the aggregate value of such non-cash benefits received by Mr. Graham during 2002 and 2001 did not exceed 10% of cash compensation paid to him.

1998 Incentive Stock Option Plan.    The shareholders previously approved the 1998 Incentive Stock Option Plan (the “Incentive Option Plan”) pursuant to which options are available for issuance to officers and key employees of the Company and any of its subsidiaries. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Incentive Option Plan was adopted by the Company and options under such plan are now options of the Company. Mr. Graham was not issued any Incentive Options during the fiscal year ended December 31, 2002.

The following table sets forth information regarding option exercises and option values as of the end of the fiscal year ended December 31, 2002.

AGGREGATED OPTION EXERCISES IN FISCAL 2002

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/Unexercisable(1)
James G. Graham	2,000	$20,720	33,246 / 8,810	$344,428 /$91,271

(1)    Price of common stock at December 31, 2002 was $18.00 per share.

Employment Agreement.    The Bank is party to an employment agreement dated January 1, 1999 with James G. Graham, President and Chief Executive Officer of the Bank and Company (the “Employment Agreement”). The term of the Employment Agreement is one year and on each anniversary of the effective date the term automatically extends for one year unless notice is received 90 days prior to the anniversary date that the term will not be extended. The Employment Agreement provides for an annual base salary of $100,000, and for discretionary bonuses and participation in other pension and profit-sharing plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Graham’s position or made available to all other employees.

The Employment Agreement provides that Mr. Graham may be terminated for “cause” as defined in the Employment Agreement, and that the Employment Agreement may otherwise be terminated, in some cases with certain financial consequences, by the Bank or by Mr. Graham. The Employment Agreement provides that should the Bank terminate the Employment Agreement other than for cause within 24 months of a “change in control”, or should Mr. Graham terminate the agreement within 24 months during which his compensation or responsibilities are reduced, or his work place is moved an unreasonable distance from his current work place, then he shall receive 200% of his “base salary” as defined in Section 280G(b)(3) of the Internal Revenue Code.

Indebtedness of and Transactions with Management

The Company has had and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions will be made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

PROPOSAL 2:    RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Larrowe & Company, P.L.C., Certified Public Accountants, as the Company’s independent public accountants for 2003. A representative of Larrowe & Company, P.L.C. is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

The Company has paid Larrowe & Company, P.L.C. fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes, the Company engages Larrowe & Company, P.L.C. to assist in other areas of financial planning. The following table sets forth the fees paid to Larrowe & Company, P.L.C. in various categories in 2002.

Category	Amount Paid
Audit Fees:	$30,250
Financial Information System Design and Implementation Fees:	-0-
All Other Fees(1):	18,850

Total Fees Paid:	$49,100

(1) All Other Fees includes, among other things, fees paid for agreed upon procedures, the internal audit, Bank Secrecy Act exam, and review of the Form 10-KSB and Forms 10-QSB.

The Audit Committee has considered whether the services provided by Larrowe & Company, P.L.C. under the category All Other Fees above is compatible with maintaining Larrowe & Company, P.L.C.’s independence and determined that it is.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF LARROWE & COMPANY, P.L.C. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2003.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2004 ANNUAL MEETING

It is anticipated that the 2004 Annual Meeting will be held on a date during April 2004. Any proposal of a shareholder which is intended to be presented at the 2004 Annual Meeting must be received by the Company at its main office in Whiteville, North Carolina no later than November 15, 2003, in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2004 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2004 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

REVOCABLE PROXY

WACCAMAW BANKSHARES, INC.

110 North J.K. Powell Boulevard

Whiteville, North Carolina 28472

APPOINTMENT OF PROXY

SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Crawford Monroe Enzor, III, Freda H. Gore, and David A. Godwin (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Waccamaw Bankshares, Inc. (the “Company”) held of record by the undersigned on February 20, 2003, at the Annual Meeting of Shareholders of the Company to be held at the Waccamaw Bank and Corporate Center, 110 North J.K. Powell Boulevard, Whiteville, North Carolina, at 7:00 p.m. on April 17, 2003, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1.	ELECTION OF DIRECTORS: Proposal to elect five directors of the Company for two and three year terms.

☐ FOR all nominees listed below (except as indicated otherwise below).	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

Three Year Terms:
Dr. Maudie M. Davis
James E. Hill, Jr.
Michael K. Jones
Alan W. Thompson
Two Year Term:
J. Densil Worthington

Instruction: To	withhold authority to vote for one or more nominees, write that nominee’s name on the line below.

2.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Larrowe & Company, P.L.C. as the Company’s independent accountants for 2003.

☐     FOR             ☐     AGAINST             ☐     ABSTAIN

3.	OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND “FOR” PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

Date: , 2003

(SEAL)
(Signature)

(SEAL)
(Signature, if shares held jointly)

Instruction:    Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.